                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING CAPITAL APPRECIATION THROUGH THE
USE OF AGGRESSIVE INVESTMENT TECHNIQUES

KEMPER
AGGRESSIVE GROWTH FUND

             "... As we face the challenges of the current market,
      we're seeking stocks that offer an appropriate balance of liquidity and reasonably valued growth. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
SHAREHOLDERS' MEETING

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                            26.96
CLASS B                                            26.41
CLASS C                                            26.48
LIPPER CAPITAL APPRECIATION CATEGORY AVERAGE*      28.71
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES,WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                          AS OF     AS OF
                                         3/31/99   9/30/98
--------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH
    FUND CLASS A                          $13.94    $10.98
--------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH
    FUND CLASS B                          $13.69    $10.83
--------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH
    FUND CLASS C                          $13.71    $10.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND
LIPPER RANKINGS AS OF 3/31/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER CAPITAL APPRECIATION FUNDS CATEGORY

                      CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
    1-YEAR            #166 of       #172 of       #173 of
                     251 funds     251 funds     251 funds
--------------------------------------------------------------------------------

THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH THE FUND, INCLUDING OPERATION AS A NON-DIVERSIFIED FUND, WHICH ALLOWS MORE ASSETS TO BE INVESTED IN FEWER ISSUERS AND THE FLEXIBILITY TO CONCENTRATE IN VARIOUS INVESTMENT SECTORS, AS WELL AS THE ABILITY TO INVEST SIGNIFICANT ASSETS IN SMALLER COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER, MORE ESTABLISHED COMPANIES. THERE IS NO ASSURANCE THAT THE FUND'S MANAGEMENT STYLE WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312)696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER AGGRESSIVE GROWTH FUND IN THE SMALL-CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BOTTOM-UP STOCK SELECTION Individual stock selection drives the bottom-up process. The overall sector allocation results from the individual stock decisions. In contrast, a top-down approach begins with a determination of how much should be invested in each market sector. Stocks are then selected to meet the pre-determined sector allocations.

CONSUMER NONDURABLES Stocks from a variety of industries, including food, restaurants, retail, services and entertainment. Consumer nondurable companies produce goods or services that are consumed or replaced within a relatively short period of time.

LIQUIDITY Describes how easy it is to move in and out of a stock. Due to higher recognition levels and greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers both greater risk and return potential: Investors who wish to sell a less-liquid stock may find it difficult to find a buyer, but may also be able to dictate a higher price if the stock is in demand.

MARKET CAP (capitalization) Market capitalization refers to the total value of a company's outstanding stock.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Throughout April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. But those gains don't tell the whole story -- investors in the first four months of the year have endured significant volatility. What drove the climb to 11,000 and what, at the same time, has led to investor anxiety?

  Driving the market, in part, was consumer confidence. In the first quarter of 1999, consumer spending surged 6.7 percent -- the largest rise in 11 years. The market's rise seems to have buoyed consumer confidence, which rose for the sixth consecutive month in April. And, the resilience of the economy has bolstered more optimistic expectations for the next six months.

  Inspiring consumer confidence also were the lowest levels of inflation in a generation. As measured by the consumer price index (CPI), inflation has been between 1 1/2 and 2 percent, compared to approximately 4 percent in the beginning of the 1990s and 10-12 percent in the beginning of the 1980s. Still, inflation worries have been seeping into the market. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks as if it will remain low at about 2 percent this year.

  Also contributing to consumer confidence, short-term and long-term interest rates remained low over the first quarter, and can be expected to remain so. Today's Fed policy is reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. Consequently, we expect no changes in short-term interest rates during May and June, and there's only a small chance that the Fed will raise interest rates in the second half of the year. Moreover, the federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially from households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  Such a positive environment is exactly what poses risk for investors, and is key to understanding recent volatility in the market. A stronger economy has the potential to feed inflation fears and drive up interest rates. Events on April 30 illustrated the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. The steady stream of positive economy's news prompted a sell-off in the markets based on fears that the strong pace of economic growth will eventually lead to higher inflation. The benchmark 30-year Treasury bond fell nearly 2 points (close to $20 for a bond with a $1,000 face amount) as the yield shot up to 5.657 percent. It was the biggest one-day plunge in bonds in two months. Bonds, in turn, pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggested continued growth as we moved into the second quarter of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy in the past three or four years. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices were rising as the economy was growing, the Fed would most likely raise short-term interest rates, which would change the financial market outlook. But again, that isn't happening right now.

  However, we do see some vulnerability. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which will most likely lead to the central bank lowering interest rates in order to boost domestic spending. In many countries in Europe, there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgages are reduced and homeowners

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF MARCH 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

spend money elsewhere. This has a huge impact on consumer spending, and will help European equities in the long term. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.
  But don't forget that international crises have the potential to affect the U.S. markets drastically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates.
  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation -- these are particularly older investors who are accustomed to inflation accompanying growth. But we currently just don't see the pressure toward inflation at all, so there's no reason to want a slowdown. The best approach now, as in any market, is to diversify and invest for the long term.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF MAY 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

THROUGHOUT THE SEMIANNUAL PERIOD, KURT STALZER SERVED AS LEAD PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND. STALZER IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

EFFECTIVE MID-MAY, SEWALL HODGES ASSUMES THE ROLE OF LEAD PORTFOLIO MANAGER. HODGES BRINGS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. KURT STALZER REMAINS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BELOW, KURT STALZER, LEAD PORTFOLIO MANAGER DURING THE SEMIANNUAL PERIOD, DISCUSSES HOW KEMPER AGGRESSIVE GROWTH FUND PERFORMED IN A CHALLENGING MARKET CLIMATE AND HOW HE POSITIONED THE FUND.

Q      KEMPER AGGRESSIVE GROWTH FUND RETURNED 26.96 PERCENT (CLASS A SHARES,
UNADJUSTED FOR ANY SALES CHARGES) FOR THE SIX MONTH PERIOD ENDING MARCH 31, 1999. PLEASE PUT THE FUND'S PERFORMANCE INTO A LARGER CONTEXT.

A      We're satisfied with Kemper Aggressive Growth Fund's semiannual gain. In absolute terms, the fund's return is quite high. Keep in mind that over the past 50 years, stocks earned an average of just 14 percent a year. Also, the fund outperformed its benchmark, the Russell 3000 Index, up 25.55 percent for the six-month period.

      Our enthusiasm is tempered by the fund's relative performance. Compared to its peers, the fund's gains land near the middle of the pack. The fund modestly trailed the Lipper Capital Appreciation Funds category average of 28.71 percent.

       Over the long term, we set our sights on outperforming both the fund's peer group average as well as its benchmark. However, the short-term market climate has presented challenges to our long-term disciplined investment strategy.

Q      BEFORE YOU DISCUSS THE FUND IN GREATER DETAIL, COULD YOU PROVIDE A BROAD
OVERVIEW OF THE STOCK MARKET DURING THE SEMIANNUAL PERIOD?

A      The stock market continued to display considerable short-term volatility.
When the fund's fiscal year began in October 1998, the global economy was experiencing considerable turmoil. Just weeks previously, the Russian debt default sent global markets spiralling downward. Both large-cap and small-cap stocks suffered.

       While the markets rebounded from the August sell-off, large-cap growth stocks rebounded with considerably more momentum. Investors believed that mega-cap growth companies could better withstand global volatility than small caps could. In this uncertain climate, the market placed a premium on liquidity. (See Terms To Know.) Investors sold off small caps, ignoring underlying fundamentals. A narrow group of stocks moved upward while the vast majority suffered.

       The tide changed toward the end of 1998, however. Excitement about the Internet propelled technology stocks, including many aggressive growth stocks. As a result of these and other factors, small-caps surged, enjoying particularly outstanding performance in December.

       Most small-caps slowed their pace again in 1999, hindered by renewed liquidity concerns and earnings disappointments. Technology stocks and mega-cap growth names continued to drive the market's performance.

Q      PLEASE DESCRIBE YOUR INVESTMENT DISCIPLINE.

A      As part of our aggressive-growth focus, we have the freedom to invest in companies of any size. We're willing to concentrate investments in market sectors with the strongest prospects for growth. We pair the flexibility of our charter with uncompromising stock-selection criteria. We think that this combination offers an

PERFORMANCE UPDATE

excellent method for pursing long-term capital appreciation.

       We require strong fundamentals, clean balance sheets, and above-average earnings growth. Before we invest, we must have confidence that a stock offers sustainable earnings-growth potential for a period of at least two years. We search for companies in niche markets, those that dominate their competitors, and those that offer innovative products and services.

       Exemplary fundamentals are just a part of what we seek, however. For us, a good company also needs to be a good stock. In other words, before we'll invest, we require a stock to be attractively priced relative to earnings-per-share growth, industry peers and the market.

       Our sell discipline is equally strict: We eliminate stocks if their prices reach our pre-established targets or when it appears that earnings growth may slow or fundamentals may deteriorate.

       Lastly, we're bottom-up stock pickers. (See Terms To Know). We focus first and foremost on seeking the best aggressive growth stocks. We don't construct the portfolio to match any pre-set structure. The allocations in each market-cap group and sector result from numerous individual stock-selection decisions.

Q      HOW DID THE MARKET'S PREFERENCE FOR LARGE-CAPS' LIQUIDITY AND PERCEIVED
STABILITY IMPACT PERFORMANCE?

A      Well, despite our latitude to invest in companies of any size, our focus on maximum long-term earnings growth has led us to favor small- and mid-cap stocks over their larger counterparts. Currently, the fund holds roughly half of its assets in small-cap stocks, a third in mid-cap issues, and the remainder in large-cap companies. This commitment to smaller caps did impede the fund's relative short-term performance.

       Keep in mind that Kemper Aggressive Growth Fund is designed to pursue maximum long-term capital appreciation. In exchange for greater return potential, there's also additional risk. Despite the short-term market climate, we believe that the best small-cap stocks can continue to post strong earnings growth, while also offering more attractive valuations. At this time, therefore, small-cap investing remains consistent with our investment objectives.

       We emphasize, however, that we do not take the market's liquidity concerns lightly. As we've noted, we need to find good stocks, not just good companies. So, we carefully consider a stock's liquidity when making buy and sell decisions. We steer away from stocks if there are indications that liquidity issues could outweigh earnings-growth potential. For instance, at this point, we're extremely cautious of micro-cap companies.

       As we face the challenges of the current market, we're seeking stocks that offer an appropriate balance of liquidity and reasonably valued growth. These criteria make mid caps an area of growing interest.

Q      GIVE US AN EXAMPLE OF YOUR STOCK-SELECTION PROCESS IN ACTION.

A      Providian Financial typifies our selection criteria. Providian's operations encompass a variety of financial services, most notably, credit-card issuance. Our analysis indicates that a quality, specialty-financial company such as Providian offers excellent potential for sustainable, above-average earnings growth. Providian scores top marks for its clean balance sheet and accelerating fundamentals. Given its earnings-growth potential, we believe that this mid cap is very reasonably priced, while also offering us a nice level of liquidity. So far, our conviction in this stock has been well rewarded.

Q      YOU'VE NOTED THAT TECHNOLOGY STOCKS HAVE BEEN STRONG PERFORMERS. HAS
KEMPER AGGRESSIVE GROWTH FUND PARTICIPATED IN THIS RALLY?

A      Yes, although our valuation focus limited the fund's participation relative to some of its aggressive-growth peers. We did steer clear of untested, pure-Internet stocks, such as search engines and firewall providers. As we've noted, our investment discipline demands strong underlying company fundamentals, demonstrated earnings-growth potential and reasonable stock prices. Quite simply, many of the market's Internet favorites -- the ".com" group -- fall short on one or more counts. Over the long term, however, we believe that our strict discipline is more appropriate.

       Nonetheless, the fund did benefit from a large technology stake. Based on their strong growth potential and attractive valuations, we've built positions in component-oriented stocks, including Novellus Systems. This mid-cap company offers an excellent balance sheet, superior products and talented management. Novellus has established itself as a dominant leader within a niche corner of semiconductor manufacturing: The firm makes equipment used to deposit chemical and vapor films on circuits. The stock fulfilled our earnings-growth expectations, and contributed excellent performance.

PERFORMANCE UPDATE

Q      COULD YOU GIVE US SOME EXAMPLES OF YOUR SELL DISCIPLINE?

A      Certainly. After earning good gains from Concord Communications, we sold it toward the end of the semiannual period. Concord Communications offers exposure to networking, a particularly appealing area of technology. Concord Communications designs network-management software. In order to be competitive in the Internet age, companies are increasing the demands that they place on their networks. Concord Communications' offers companies innovative software solutions for managing their network traffic and increasing network efficiency. At the start of the semiannual period, this software firm was one of the fund's largest holdings, but as its price reached our target, we reduced and then eliminated our position. These decisions require discipline, but in the case of our sale of Concord Communications, discipline paid off. The sale translated into a nice gain for shareholders.

       There were also instances when we sold stocks as the result of disappointing earnings and declining fundamentals. Ventana Medical Systems is one notable instance. At the beginning of the semiannual period, this small cap was a large position in the fund. Ventana, a developer and manufacturer of cancer-detecting tests, originally seemed to offer strong potential growth and sound fundamentals. However, we became concerned about deteriorating earnings growth. Steepening operating expenses, among other factors, caused us to remove the stock from the portfolio. Although we believe Ventana offers excellent products, our investment discipline demands equally good execution of business plans.

       Cotelligent Group was another holding that did not work out as well as we had anticipated. The stock's price decline highlights the inhospitable climate for small-cap, relatively illiquid issues. Cotelligent, a computer consulting and programming firm, didn't post disappointing earnings, nor did it fail to execute its business strategy. Instead, the stock suffered as a result of investor emotion. Initially, expectations for the stock were over-inflated. And, as is often the case, sentiment changes quickly. When the stock began to slide, it slid quickly. We decided that Cotelligent's low level of liquidity wasn't appropriate for the fund. In hindsight, we wish we had made this decision sooner.

Q      HOW ARE YOU POSITIONING THE PORTFOLIO GOING FORWARD? IN WHAT SECTORS HAVE
YOU BEEN FINDING PARTICULARLY ATTRACTIVE OPPORTUNITIES?

A      In addition to technology stocks, our investment discipline has led us to many attractive consumer-nondurable stocks. (See Terms To Know.) A low-inflation, high-employment climate has fostered high consumer confidence, which in turn has benefited quality retailers, such as Dayton Hudson. Service stocks also enjoy a high level of representation in the portfolio. Our analysis indicates that quality service companies such as Concord EFS should continue to have good potential for sustainable, predictable earnings. We're also interested in broadcasters, such as Univision (a provider of Spanish-language television), Heftel Broadcasting (Spanish-language radio) and CBS.

       Medical supply and device companies remain an important theme within the portfolio. Demographic trends support stable and growing demand for their products, which bodes well for consistent, above-average earnings growth. Recently, reimbursement concerns from Washington caused many health care stocks to suffer. We believe that for many device and supply companies the negative sentiment is unfounded. Consistent with this longer-term view, we've maintained and purchased positions in companies such as Hanger Orthopedic and Medquist. We also hold Medtronic, a large-cap developer and manufacturer of pacemakers, heart valves and other medical devices. The medical supplies and device industry is going through a period of consolidation, and Medtronic has demonstrated an ability to be a driving force.

Q      GIVEN THE CHALLENGES OF THE RECENT MARKET, WHAT'S YOUR OUTLOOK FOR STOCK
INVESTING?

A      Although we expect short-term volatility to remain a dominant force in the market, our long-term outlook is optimistic. We encourage shareholders to remember that when it comes to stocks, short-term ups and downs are par for the course. In fact, we believe that short-term market volatility can open the door to long-term growth opportunities. We are dedicated to pursuing these opportunities on behalf of the fund's shareholders, through a disciplined, valuation-conscious investment strategy.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 1999, AND ON SEPTEMBER 30,1998.

                                  [BAR GRAPH]

                                 KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
                                     FUND ON 3/31/99                    FUND ON 9/30/98

Consumer non-durables                     33.50                              30.60
Technology                                26.30                              18.20
Health care                               14.90                              27.60
Telecommunications                        11.80                              10.00
Capital goods                              4.40                               4.80
Finance                                    3.60                               4.40
Utilities                                  3.40                               0.00
Consumer durables                          2.10                               1.50
Transportation                             0.00                               1.30
Energy                                     0.00                               1.60

A COMPARISON WITH THE RUSSELL 3000 INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER AGGRESSIVE GROWTH FUND REPRESENTED ON MARCH 31, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 3000 INDEX.

                                  [BAR GRAPH]

                             KEMPER AGGRESSSIVE GROWTH
                                  FUND ON 3/31/99             RUSSELL 3000 INDEX ON 3/31/99

Consumer non-durables                  33.50                              19.90
Technology                             26.30                              20.40
Health care                            14.90                              12.20
Telecommunications                     11.80                               0.00
Capital goods                           4.40                               7.60
Finance                                 3.60                              18.00
Utilities                               3.40                              10.30
Consumer durables                       2.10                               2.10
Basic industries                        0.00                               3.20
Transportation                          0.00                               1.10
Energy                                  0.00                               5.20

* The Russell 3000 Index is an unmanaged index comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 22.2 percent of the fund's common stock holdings on March 31, 1999

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
1.          MCI WORLDCOM                  Provides intrastate, interstate        2.9%
                                          and international long-distance
                                          voice and data services.
--------------------------------------------------------------------------------------
2.          BIOGEN                        Engaged in the development of          2.6%
                                          genetically engineered
                                          pharmaceuticals.
--------------------------------------------------------------------------------------

3.          DYCOM INDUSTRIES              Provides fiber optic and copper        2.2%
                                          transmission, installation,
                                          telephone engineering and
                                          electrical services to telecom-
                                          munications and electric utility
                                          companies.
--------------------------------------------------------------------------------------

4.          PROVIDIAN FINANCIAL           Financial services provider with       2.2%
                                          operations in credit card
                                          issuance, home loans, revolving
                                          credit lines and fee-based
                                          financial services.
--------------------------------------------------------------------------------------
5.          LEXMARK INTERNATIONAL         Global developer, manufacturer and     2.2%
                                          supplier of computer printers and
                                          printer-products.
--------------------------------------------------------------------------------------
6.          CINAR                         Develops, produces and distributes     2.1%
                                          family oriented programming and
                                          educational services.
--------------------------------------------------------------------------------------
7.          JABIL CIRCUIT                 Contract manufacturer of electric      2.0%
                                          circuit board assemblies.
--------------------------------------------------------------------------------------

8.          DAYTON HUDSON                 Operates retail stores throughout      2.0%
                                          the United States. Subsidiaries
                                          include Dayton's, Hudson's,
                                          Marshall Field's, Target, and
                                          Mervyn's.
--------------------------------------------------------------------------------------

9.          LINEAR TECHNOLOGY             Designs, manufactures and markets      2.0%
                                          integrated circuits for a variety
                                          of products, including
                                          telecommunications equipment,
                                          computers, satellites and
                                          automotive systems.
--------------------------------------------------------------------------------------
10.         UNIVISION COMMUNICATIONS      A leading provider of                  2.0%
                                          Spanish-language broadcasting.
                                          Additional operations include
                                          television production.
--------------------------------------------------------------------------------------

*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                           NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS--3.9%
                                          Applied Power, Inc.                                15,100        $   411
                                      (a) Casella Waste Systems, Inc.                        38,800            875
                                      (a) Jabil Circuit                                      28,000          1,134
                                          ----------------------------------------------------------------------------
                                                                                                             2,420
----------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICALS--24.3%
                                      (a) AnnTaylor Stores Corp.                             20,300            897
                                      (a) CSK Auto Corp.                                     25,000            749
                                      (a) Cinar Corp.                                        50,800          1,169
                                      (a) Consolidated Graphics, Inc.                         8,700            502
                                      (a) Education Management Corp.                         20,600            633
                                      (a) Foodmaker                                          23,700            604
                                          Harley-Davidson, Inc.                              15,300            880
                                      (a) Tommy Hilfiger Corp.                                7,700            530
                                      (a) ITT Educational Services, Inc.                     14,200            533
                                      (a) Kohl's Corp.                                        8,000            567
                                      (a) Linens 'n Things, Inc.                             17,300            785
                                      (a) Market Facts                                       24,700            544
                                      (a) Men's Wearhouse                                    33,300            962
                                      (a) Office Depot                                       28,600          1,053
                                      (a) O'Reilly Automotive                                19,400            868
                                          Pittway Corp.                                      29,600            784
                                      (a) Select Appointments Hldgs. ADR                     34,100            910
                                      (a) Station Casinos, Inc.                              44,800            571
                                      (a) Sylvan Learning Systems, Inc.                      18,700            512
                                      (a) Zale Corp.                                         24,900            851
                                          ----------------------------------------------------------------------------
                                                                                                            14,904
----------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--1.9%
                                      (a) Gilat Satellite Networks Ltd.                      11,200            672
                                      (a) Tower Automotive, Inc.                             25,600            477
                                          ----------------------------------------------------------------------------
                                                                                                             1,149
----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--6.1%
                                      (a) Concord EFS                                        17,000            469
                                          Dayton Hudson Corp.                                17,000          1,133
                                      (a) Dollar Tree Stores, Inc.                           18,500            572
                                          Ecolab, Inc.                                       17,400            618
                                          Regis Corp.                                        36,600            974
                                          ----------------------------------------------------------------------------
                                                                                                             3,766
----------------------------------------------------------------------------------------------------------------------

FINANCE--3.2%
                                          Protective Life Corp.                              20,000            758
                                          Providian Financial Corp.                          11,250          1,238
                                          ----------------------------------------------------------------------------
                                                                                                             1,996

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.5%
                                      (a) AmeriSource Health Corp                            28,000        $   957
                                      (a) Biogen, Inc.                                       12,500          1,429
                                      (a) Hanger Orthopedic Group, Inc.                      39,400            532
                                      (a) Medicis Pharmaceutical Corp.                       20,000            600
                                      (a) Medquist, Inc.                                     17,100            513
                                          Medtronic, Inc.                                     8,257            592
                                      (a) Osteotech                                          23,500            808
                                      (a) ResMed, Inc.                                       21,600            610
                                      (a) Serologicals Corp.                                 45,850            622
                                      (a) VISX, Inc.                                          9,000            968
                                      (a) Xomed Surgical Products, Inc.                      16,650            654
                                          ----------------------------------------------------------------------------
                                                                                                             8,285
----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--23.9%
                                      (a) Applied Micro Circuits Corp.                       12,500            534
                                      (a) Cisco Systems                                       8,150            893
                                      (a) Comverse Technology Inc.                           11,500            978
                                      (a) Intuit                                              8,400            855
                                      (a) KLA Tencor Corp.                                   15,200            738
                                      (a) Lexmark International Inc.                         11,000          1,229
                                          Linear Technology Corp.                            22,000          1,128
                                      (a) Mercury Computer Systems, Inc.                     40,000            720
                                      (a) Mercury Interactive Corp.                          24,200            862
                                      (a) Microsoft Corp.                                    10,600            950
                                      (a) Novell                                             39,900          1,005
                                      (a) Novellus Systems                                   18,300          1,009
                                      (a) SDL, Inc.                                           7,000            635
                                      (a) Solectron Corp.                                    14,400            699
                                      (a) SunGard Data Systems                               20,700            828
                                      (a) Sykes Enterprises, Inc.                            27,400            885
                                      (a) Veritas Software                                    6,800            549
                                      (a) Ziff-Davis, Inc.                                    4,600            166
                                          ----------------------------------------------------------------------------
                                                                                                            14,663
----------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--10.8%
                                      (a) CBS Corp.                                          23,600            966
                                      (a) CSG Systems International, Inc.                    15,900            627
                                      (a) Heftel Broadcasting Corp. "A"                      13,900            603
                                      (a) MCI WorldCom, Inc.                                 18,500          1,638
                                      (a) Outdoor Systems, Inc.                              26,100            783
                                      (a) Pinnacle Holdings, Inc.                            58,100            879
                                      (a) Univision Communication, Inc.                      21,900          1,095
                                          ----------------------------------------------------------------------------
                                                                                                             6,591
----------------------------------------------------------------------------------------------------------------------

UTILITIES--3.1%
                                      (a) Dycom Industries, Inc.                             28,650          1,246
                                      (a) Metzler Group, Inc.                                21,100            622
                                          ----------------------------------------------------------------------------
                                                                                                             1,908
                                          ----------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--90.7%
                                          (Cost: $44,510)                                                   55,682
                                          ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
----------------------------------------------------------------------------------------------------------------------
(B)REPURCHASE AGREEMENT--.3%
                                          State Street Bank and Trust Co., dated
                                            3/31/99, 4.00%, due 4/1/99
                                          (Cost: $207)                                       $  207        $   207
                                          ----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--9.0%
                                          Yield-4.80% to 5.03%
                                          Due-April 1999
                                          Ford Motor Credit Co.                               1,500          1,499
                                          Merrill Lynch & Co.                                 1,000            999
                                          Other                                               3,000          2,995
                                          ----------------------------------------------------------------------------
                                          TOTAL MONEY MARKET INSTRUMENTS--9.0%
                                          (Cost: $5,493)                                                     5,493
                                          ----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $50,210)                                                  $61,382
                                          ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $50,210,000 for federal income tax purposes at March 31, 1999, the gross unrealized appreciation was $12,427,000, the gross unrealized depreciation was $1,255,000 and the net unrealized appreciation on investments was $11,172,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $50,210)                                                 $61,382
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                1,396
-----------------------------------------------------------------------
  Fund shares sold                                                   19
-----------------------------------------------------------------------
  Reimbursement from Adviser                                         34
-----------------------------------------------------------------------
  Dividends                                                           3
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 62,834
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                           4,356
-----------------------------------------------------------------------
  Fund shares redeemed                                               24
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             41
-----------------------------------------------------------------------
  Trustees' fees                                                      1
-----------------------------------------------------------------------
    Total liabilities                                             4,422
-----------------------------------------------------------------------
NET ASSETS                                                      $58,412
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $49,942
-----------------------------------------------------------------------
Accumulated net realized loss on investments                     (2,702)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                       11,172
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $58,412
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($31,575 /
  2,264 shares outstanding)                                      $13.94
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $14.79
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($21,890 /
  1,599 shares outstanding)                                      $13.69
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($4,947 / 361
  shares outstanding)                                            $13.71
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended March 31, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
  Interest                                                      $    93
-----------------------------------------------------------------------
  Dividends                                                          31
-----------------------------------------------------------------------
    Total investment income                                         124
-----------------------------------------------------------------------
Expenses:
  Management fee                                                     79
-----------------------------------------------------------------------
  Distribution services fee                                          84
-----------------------------------------------------------------------
  Administrative services fee                                        63
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            219
-----------------------------------------------------------------------
  Professional fees                                                   7
-----------------------------------------------------------------------
  Shareholder reports                                                12
-----------------------------------------------------------------------
  Trustees' fees and other                                           11
-----------------------------------------------------------------------
    Total expenses before expense waiver                            475
-----------------------------------------------------------------------
Less expenses waived by investment manager                           97
-----------------------------------------------------------------------
    Total expenses after expense waiver                             378
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                                (254)
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sales of investments                         835
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           10,763
-----------------------------------------------------------------------
Net gain on investments                                          11,598
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,344
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                 MARCH 31, 1999          SEPTEMBER 30,
                                                                  (UNAUDITED)                1998
------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------
  Net investment loss                                               $  (254)                  (207)
------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                              835                 (3,498)
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              10,763                 (1,141)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           11,344                 (4,846)
------------------------------------------------------------------------------------------------------
Distribution from net realized gain on investments                       --                   (722)
------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                          9,736                 31,291
------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         21,080                 25,723
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------

Beginning of period                                                  37,332                 11,609
------------------------------------------------------------------------------------------------------
END OF PERIOD                                                       $58,412                 37,332
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     DESCRIPTION OF THE
     FUND Kemper Aggressive Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             From November 1, 1997 through September 30, 1998, the fund incurred approximately $3,544,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the fund's performance as compared to the performance of the Standard & Poor's 500 Stock
                             Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             During the six months ended March 31, 1999, the fund incurred management fees as follows:

                             Base fee                                                  $149,000
                             Performance adjustment                                     (70,000)
                                                                                       --------
                             Total fees                                                $ 79,000
                                                                                       ========

                             Scudder Kemper has agreed to waive certain operating expenses of the fund. Under this agreement, Scudder Kemper waived and absorbed operating expenses of $97,000 for the six months ended March 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 1999 are $15,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution and CDSC received by KDI for the six months ended March 31, 1999 are $91,000 after a distribution services fee waiver by Scudder Kemper.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of

NOTES TO FINANCIAL STATEMENTS

                             average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the six months ended March 31, 1999, after an expense absorption by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $211,000 for the six months ended March 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 1999 the fund made no payments to its officers and incurred trustees fees of $4,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $50,626

                             Proceeds from sales                          40,106

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                             MARCH 31, 1999               SEPTEMBER 30, 1998
                                                          --------------------           --------------------
                                                          SHARES       AMOUNT            SHARES       AMOUNT
                               SHARES SOLD
                                Class A                     687        $8,518            1,734        $21,823
                               ------------------------------------------------------------------------------
                                Class B                     547         6,657            1,096         13,857
                               ------------------------------------------------------------------------------
                                Class C                     166         2,086              239          3,009
                               ------------------------------------------------------------------------------
                                SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                Class A                     162         2,183               35            399
                               ------------------------------------------------------------------------------
                                Class B                     100         1,320               22            251
                               ------------------------------------------------------------------------------
                                Class C                      11           154                5             59
                               ------------------------------------------------------------------------------
                                SHARES REDEEMED
                                Class A                    (527)       (6,895)            (373)        (4,746)
                               ------------------------------------------------------------------------------
                                Class B                    (275)       (3,429)            (172)        (2,248)
                               ------------------------------------------------------------------------------
                                Class C                     (67)         (858)             (88)        (1,113)
                               ------------------------------------------------------------------------------
                                CONVERSION OF SHARES
                                Class A                      26           340               21            279
                               ------------------------------------------------------------------------------
                                Class B                     (27)         (340)             (22)          (279)
                               ------------------------------------------------------------------------------
                                NET INCREASE FROM
                                CAPITAL
                                SHARE TRANSACTIONS                     $9,736                         $31,291
                               ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------------------
                                                                       CLASS A
                                           ----------------------------------------------------------------
                                           SIX MONTHS                    YEAR          DECEMBER 31, 1996
                                             ENDED                       ENDED                TO
                                           MARCH 31,                 SEPTEMBER 30,       SEPTEMBER 30,
                                              1999                       1998                1997
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.98                      12.60                9.50
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.07)                      (.02)               (.02)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      3.03                      (1.05)               3.12
----------------------------------------------------------------------------------------------------------
Total from investment operations               2.96                      (1.07)               3.10
----------------------------------------------------------------------------------------------------------
Less distribution from net realized gain         --                        .55                  --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.94                      10.98               12.60
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 26.96%                     (8.67)              32.63
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       1.10%                      1.25                1.49
----------------------------------------------------------------------------------------------------------
Net investment loss                            (.61)%                     (.42)               (.35)
----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       1.35%                      1.46                  --
----------------------------------------------------------------------------------------------------------
Net investment loss                            (.86)%                     (.63)                 --
----------------------------------------------------------------------------------------------------------

                                           ----------------------------------------------------------------
                                                                       CLASS B
                                           ----------------------------------------------------------------
                                           SIX MONTHS                    YEAR          DECEMBER 31, 1996
                                             ENDED                       ENDED                TO
                                           MARCH 31,                 SEPTEMBER 30,       SEPTEMBER 30,
                                              1999                       1998                1997
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $10.83                      12.52                9.50
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.12)                      (.04)               (.08)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.98                      (1.10)               3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations               2.86                      (1.14)               3.02
----------------------------------------------------------------------------------------------------------
Less distribution from net realized gain         --                        .55                  --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.69                      10.83               12.52
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 26.41%                     (9.30)              31.79
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       1.97%                      2.12                2.41
----------------------------------------------------------------------------------------------------------
Net investment loss                           (1.48)%                    (1.29)              (1.27)
----------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                       2.49%                      2.81                  --
----------------------------------------------------------------------------------------------------------
Net investment loss                           (2.00)%                    (1.98)                 --
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------
                                                                CLASS C
                                           -------------------------------------------------
                                           SIX MONTHS       YEAR         DECEMBER 31, 1996
                                             ENDED          ENDED                TO
                                           MARCH 31,    SEPTEMBER 30,      SEPTEMBER 30,
                                              1999          1998                1997
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.84         12.53               9.50
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.12)         (.04)              (.07)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.99         (1.10)              3.10
--------------------------------------------------------------------------------------------
Total from investment operations               2.87         (1.14)              3.03
--------------------------------------------------------------------------------------------
Less distribution from net realized gain         --           .55                 --
--------------------------------------------------------------------------------------------
Net asset value, end of period               $13.71         10.84              12.53
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 26.48%        (9.29)             31.89
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                       2.03%         2.10               2.19
--------------------------------------------------------------------------------------------
Net investment loss                           (1.54)%       (1.27)             (1.05)
--------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                       2.77%         2.76                 --
--------------------------------------------------------------------------------------------
Net investment loss                           (2.28)%       (1.93)                --
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------

                                           SIX MONTHS       YEAR         DECEMBER 31, 1996
                                             ENDED          ENDED                TO
                                           MARCH 31,    SEPTEMBER 30,      SEPTEMBER 30,
                                              1999          1998                1997
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $58,412        37,332              11,609
--------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            173%          190                 364
--------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the period ended March 31, 1999 was determined based on average shares outstanding. Data for the period ended March 31, 1999 is unaudited. Scudder Kemper agreed to temporarily waive and absorb certain operating expenses of the fund during the periods ended March 31, 1999 and September 30, 1998. The Other Ratios to Average Net Assets are computed without this waiver.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15,1999. Kemper Aggressive Growth Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      1,847,287   29,533    49,996

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain
      1,577,051   97,970   175,809

Investment policies

         For     Against   Abstain
      1,576,966  98,386    175,477

Diversification

         For     Against   Abstain
      1,578,017  97,336    175,477

Borrowing

         For     Against   Abstain
      1,577,575  97,983    175,271

Senior securities

         For     Against   Abstain
      1,578,782  96,571    175,477

Concentration

         For     Against   Abstain
      1,578,279  97,074    175,477

Underwriting of securities

         For     Against   Abstain
      1,578,563  96,789    175,477

Investment in real estate

         For     Against   Abstain
      1,578,782  96,571    175,477

Purchase of commodities

         For     Against   Abstain
      1,578,587  96,766    175,477

Lending

         For     Against   Abstain
      1,578,534  96,818    175,477

Margin purchases and short sales

         For     Against   Abstain
      1,575,786  99,566    175,477

Pledging of assets

         For     Against   Abstain
      1,573,645  101,708   175,477

Purchases of securities

         For     Against   Abstain
      1,575,672  99,680    175,477

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY                LINDA J. WONDRACK
Chairman and Trustee           President                     Vice President

LEWIS A. BURNHAM               PHILIP J. COLLORA             MAUREEN E. KANE
Trustee                        Vice President and            Assistant Secretary
                               Secretary
DONALD L. DUNAWAY                                            CAROLINE PEARSON
Trustee                        JOHN R. HEBBLE                Assistant Secretary
                               Treasurer
ROBERT B. HOFFMAN                                            ELIZABETH C. WERTH
Trustee                        ANN M. MCCREARY               Assistant Secretary
                               Vice President
DONALD R. JONES                                              BRENDA LYONS
Trustee                        KATHRYN L. QUIRK              Assistant Treasurer
                               Vice President
THOMAS W. LITTAUER
Trustee and Vice President     CORNELIA SMALL
                               Vice President
SHIRLEY D. PETERSON
Trustee                        KURT R. STALZER
                               Vice President
WILLIAM P. SOMMERS
Trustee


-------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                      KEMPER SERVICE COMPANY
SERVICE AGENT                    P.O. Box 419557
                                 Kansas City, MO 64141
-------------------------------------------------------------------------------
CUSTODIAN AND                    STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                   225 Franklin Street
                                 Boston, MA 02109

                                 INVESTORS FIDUCIARY TRUST COMPANY
                                 801 Pennsylvania Avenue
                                 Kansas City, MO 64105
-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER            KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



KEMPER FUNDS LOGO
Long-term investing in a short-term world(SM)

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KAGGF - 3 (5/24/99) 1074000